UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 16, 2005

ADSTAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15363	22-3666899

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue, Suite 325 Marina del Rey, California 90292 (Address Of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code (310) 577-8255

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.
Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EX-99.1

Item 2.02: Results of Operations and Financial Condition.

     On May 16, 2005, the registrant issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1 this report.

Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits:

Exhibit
Number	Description
99.1	Press release, dated May 16, 2005, announcing AdStar’s financial results for the quarter ended March 31, 2005.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

AdStar, Inc.

Dated: May 17, 2005	By:	/s/ Leslie Bernhard

Leslie Bernhard, Chief Executive Officer